[LETTERHEAD OF ARTHUR ANDERSEN LLP]

                                                      Exhibit 23.1



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 6, 1998 included in Advanced Energy Industries, Inc.'s Form 10-K for the year ended December 31, 1997.


                                          /s/  ARTHUR ANDERSEN LLP

Denver, Colorado
October 6, 1998